UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2006

Granite City Food & Brewery Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-29643	41-1883639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5402 Parkdale Drive, Suite 101, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-215-0660

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 17, 2006 we publicly announced revenue results for the second quarter and first half of fiscal year 2006. For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

Item 8.01 Other Events.

In correspondence dated July 10, 2006, James J. Hughes announced his intentions to resign from our company effective July 18, 2006. Mr. Hughes, although not an officer for whom disclosure would be required under Item 5.02(b) of Form 8-K, served as our Senior Vice President of Operations from December 2003 to July 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99 Press release reporting revenue results for the second quarter and first half of fiscal year 2006, dated July 17, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

July 17, 2006	By:	Steven J. Wagenheim

Name: Steven J. Wagenheim
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99	Press release reporting revenue results for the second quarter and first half of fiscal year 2006, dated July 17, 2006.